UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  March 20, 2006

AMERICAN GENERAL FINANCE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      Indiana

1-7422

35-1313922

         (STATE OR OTHER

 (COMMISSION FILE

(IRS EMPLOYER

         JURISDICTION OF

NUMBER)

 IDENTIFICATION

         INCORPORATION)

NUMBER)

 601 N.W. Second Street, Evansville, IN  47708

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

Registrant's telephone number, including area code:  (812) 424-8031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On March 20, 2006, American General Finance, Inc. (“AGFI”, or collectively with its subsidiaries, whether directly or indirectly owned, the “Company” or “we”) determined that it was necessary to restate our unaudited condensed consolidated financial statements and other financial information at and for the quarters ended March 31, June 30, and September 30, 2005.  The restatement relates to the correction of our accounting treatment for certain derivative transactions under the Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133).

Item 4.02(a).

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement and Non-Reliance

On March 20, 2006, we determined that it was necessary to restate our unaudited condensed consolidated financial statements and other financial information at and for the quarters ended March 31, June 30, and September 30, 2005.  The restatement relates to the correction of errors in our accounting for four cross currency swaps designated as hedges of our foreign currency denominated debt, the first of which we entered into in June 2004.  As a result, the previously issued unaudited condensed consolidated financial statements and other related financial information for these periods should no longer be relied upon.  We will include the restated financial information at and for each of the periods being restated in our Annual Report on Form 10-K for the year ended December 31, 2005.

We evaluated the effect of correcting the errors related to our original accounting on our previously reported unaudited condensed consolidated financial statements for each quarter in 2004 and on our annual audited consolidated financial statements at and for the year ended December 31, 2004 using qualitative and quantitative factors and determined that the effect was immaterial.  We concluded that the cumulative effect of the correction for the year 2004 should be accounted for in the fourth quarter of 2005.

Our Chief Financial Officer (CFO) and other authorized officers of the Company have discussed the matters disclosed in this Current Report on Form 8-K with senior management at American International Group, Inc. (AIG) and PricewaterhouseCoopers LLP, our independent registered public accounting firm.

Background

We reviewed our existing accounting for cross currency swaps under SFAS 133 and determined that our four cross currency swaps do not meet the requirements for hedge accounting under SFAS 133.  Previously, we had designated these swaps as hedges of changes in foreign exchange rates related to our foreign currency denominated debt (liabilities of the Company).  We documented these swaps originally as “matched terms” hedges, in accordance with paragraph 65 of SFAS 133.  However, upon completing our review of these transactions, we concluded that certain significant terms did not meet the requirements of paragraph 65 of SFAS 133.  We have determined that the hedge documentation, contemporaneously created on the trade date, is not consistent with the requirements to support hedge accounting treatment.  The swaps might have qualified for “long-haul” hedge accounting, with ineffectiveness reflected in current income; however, SFAS 133 does not allow for subsequent documentation modifications.  Since these swaps do not qualify for hedge accounting, we will record all changes in the fair value of each of our cross currency swaps to income.

As a result of this restatement, we are requesting waivers from our credit facility banks regarding representations we previously made to them with respect to prior period financial statements.  While there can be no assurance that the banks will grant these waivers, we expect to receive the waivers in due course, based on our discussions with representatives of the credit facility banks.

Effect of the Restatement

The correction of our accounting treatment related to the cross currency swaps will not adversely affect the Company's financial position.  The hedge accounting correction will have no effect on total shareholder’s equity but does affect net income.  For future periods, we anticipate greater fluctuations in net income as a result of not using hedge accounting for our cross currency swaps.

The effect of the restatement on net income is as follows:

(dollars in thousands)	Net Income Adjustment
Three Months ended March 31, 2005	$25,113
Three Months ended June 30, 2005	(5,013)
Three Months ended September 30, 2005	21,369
Nine months ended September 30, 2005	$41,469

In addition, net income for the quarter ended December 31, 2005 includes $7.6 million related to the correction of cumulative hedge accounting errors under SFAS 133 arising in the quarters ended June 30, September 30, and December 31, 2004 and $5.8 million of other out of period items that were corrected in fourth quarter 2005 as part of our normal year-end financial reporting process.  These errors were immaterial to the unaudited condensed consolidated financial statements for each of the related quarters and to the respective annual audited consolidated financial statements.

The effect of the restatement on the components of shareholder’s equity is as follows:

(dollars in thousands)	Retained Earnings	Accumulated Other Comprehensive Income
March 31, 2005	$25,113	$(25,113)
June 30, 2005	20,100	(20,100)
September 30, 2005	41,469	(41,469)

Restated Unaudited Condensed Consolidated Financial Statements

The following tables show the restatement adjustments to our previously reported unaudited condensed consolidated statements of income and balance sheets at and for the quarters ended March 31, June 30, and September 30, 2005.

Restated

Condensed Consolidated Statement of Income (Unaudited):

Three Months Ended March 31, 2005 (dollars in thousands)	As Previously		As
	Reported	Adjustment	Restated
Revenues Finance charges	$545,140	$ -	$545,140
Insurance	42,509	-	42,509
Net service fees	59,992	-	59,992
Investment	20,959	-	20,959
Other	6,141	36,317	42,458
Total revenues	674,741	36,317	711,058
Expenses Interest expense	196,460	(2,320)*	194,140
Operating expenses: Salaries and benefits	132,136	-	132,136
Other operating expenses	74,677	-	74,677
Provision for finance receivable losses	64,665	-	64,665
Insurance losses and loss adjustment expenses	17,148	-	17,148
Total expenses	485,086	(2,320)	482,766
Income before provision for income taxes	189,655	38,637	228,292
Provision for Income Taxes	69,793	13,524	83,317
Net Income	$119,862	$25,113	$144,975

*

Represents the swaps net interest settlements that have been reclassified to other revenue in conjunction with the correction of the accounting.

Restated

Condensed Consolidated Balance Sheet (Unaudited):

March 31, 2005 (dollars in thousands)	As Previously		As
	Reported	Adjustment	Restated
Assets Net finance receivables: Real estate loans	$17,129,131	$ -	$17,129,131
Non-real estate loans	3,024,839	-	3,024,839
Retail sales finance	1,341,131	-	1,341,131
Net finance receivables	21,495,101	-	21,495,101
Allowance for finance receivable losses	(456,031)	-	(456,031)
Net finance receivables, less allowance for finance receivable losses	21,039,070	-	21,039,070
Investment securities	1,381,421	-	1,381,421
Cash and cash equivalents	215,527	-	215,527
Other assets	979,133	-	979,133
Total assets	$23,615,151	$ -	$23,615,151
Liabilities and Shareholder’s Equity Long-term debt	$15,773,702	$ -	$15,773,702
Short-term debt	4,273,791	-	4,273,791
Insurance claims and policyholder liabilities	411,208	-	411,208
Other liabilities	531,518	-	531,518
Accrued taxes	105,965	-	105,965
Total liabilities	21,096,184	-	21,096,184
Shareholder’s equity: Common stock	1,000	-	1,000
Additional paid-in capital	996,305	-	996,305
Accumulated other comprehensive income	60,279	(25,113)	35,166
Retained earnings	1,461,383	25,113	1,486,496
Total shareholder’s equity	2,518,967	-	2,518,967
Total liabilities and shareholder’s equity	$23,615,151	$ -	$23,615,151

Restated

Condensed Consolidated Statement of Income (Unaudited):

Three Months Ended June 30, 2005 (dollars in thousands)	As Previously		As
	Reported	Adjustment	Restated
Revenues Finance charges	$576,280	$ -	$576,280
Insurance	40,809	-	40,809
Net service fees	79,378	-	79,378
Investment	21,658	-	21,658
Other	5,103	(11,706)	(6,603)
Total revenues	723,228	(11,706)	711,522
Expenses Interest expense	216,704	(3,992)*	212,712
Operating expenses: Salaries and benefits	140,215	-	140,215
Other operating expenses	72,774	-	72,774
Provision for finance receivable losses	69,922	-	69,922
Insurance losses and loss adjustment expenses	15,953	-	15,953
Total expenses	515,568	(3,992)	511,576
Income before provision for income taxes	207,660	(7,714)	199,946
Provision for Income Taxes	77,256	(2,701)	74,555
Net Income	$130,404	$(5,013)	$125,391

*

Represents the swaps net interest settlements that have been reclassified to other revenue in conjunction with the correction of the accounting.

Restated

Condensed Consolidated Balance Sheet (Unaudited):

June 30, 2005 (dollars in thousands)	As Previously		As
	Reported	Adjustment	Restated
Assets Net finance receivables: Real estate loans	$18,368,638	$ -	$18,368,638
Non-real estate loans	3,120,468	-	3,120,468
Retail sales finance	1,379,957	-	1,379,957
Net finance receivables	22,869,063	-	22,869,063
Allowance for finance receivable losses	(466,032)	-	(466,032)
Net finance receivables, less allowance for finance receivable losses	22,403,031	-	22,403,031
Investment securities	1,400,045	-	1,400,045
Cash and cash equivalents	178,255	-	178,255
Other assets	877,338	-	877,338
Total assets	$24,858,669	$ -	$24,858,669
Liabilities and Shareholder’s Equity Long-term debt	$16,617,676	$ -	$16,617,676
Short-term debt	4,705,258	-	4,705,258
Insurance claims and policyholder liabilities	408,868	-	408,868
Other liabilities	420,792	-	420,792
Accrued taxes	27,652	-	27,652
Total liabilities	22,180,246	-	22,180,246
Shareholder’s equity: Common stock	1,000	-	1,000
Additional paid-in capital	1,016,305	-	1,016,305
Accumulated other comprehensive income	69,330	(20,100)	49,230
Retained earnings	1,591,788	20,100	1,611,888
Total shareholder’s equity	2,678,423	-	2,678,423
Total liabilities and shareholder’s equity	$24,858,669	$ -	$24,858,669

Restated

Condensed Consolidated Statement of Income (Unaudited):

Three Months Ended September 30, 2005 (dollars in thousands)	As Previously		As
	Reported	Adjustment	Restated
Revenues Finance charges	$592,662	$ -	$592,662
Insurance	39,334	-	39,334
Net service fees	97,855	-	97,855
Investment	21,955	-	21,955
Other	5,203	29,918	35,121
Total revenues	757,009	29,918	786,927
Expenses Interest expense	238,625	(2,957)*	235,668
Operating expenses: Salaries and benefits	140,758	-	140,758
Other operating expenses	77,137	-	77,137
Provision for finance receivable losses	119,470	-	119,470
Insurance losses and loss adjustment expenses	17,357	-	17,357
Total expenses	593,347	(2,957)	590,390
Income before provision for income taxes	163,662	32,875	196,537
Provision for Income Taxes	61,397	11,506	72,903
Net Income	$102,265	$21,369	$123,634

*

Represents the swaps net interest settlements that have been reclassified to other revenue in conjunction with the correction of the accounting.

Restated

Condensed Consolidated Balance Sheet (Unaudited):

September 30, 2005 (dollars in thousands)	As Previously		As
	Reported	Adjustment	Restated
Assets Net finance receivables: Real estate loans	$18,724,784	$ -	$18,724,784
Non-real estate loans	3,143,014	-	3,143,014
Retail sales finance	1,431,392	-	1,431,392
Net finance receivables	23,299,190	-	23,299,190
Allowance for finance receivable losses	(522,831)	-	(522,831)
Net finance receivables, less allowance for finance receivable losses	22,776,359	-	22,776,359
Investment securities	1,382,140	-	1,382,140
Cash and cash equivalents	161,747	-	161,747
Other assets	1,071,307	-	1,071,307
Total assets	$25,391,553	$ -	$25,391,553
Liabilities and Shareholder’s Equity Long-term debt	$17,944,765	$ -	$17,944,765
Short-term debt	3,800,404	-	3,800,404
Insurance claims and policyholder liabilities	404,050	-	404,050
Other liabilities	491,019	-	491,019
Accrued taxes	23,292	-	23,292
Total liabilities	22,663,530	-	22,663,530
Shareholder’s equity: Common stock	1,000	-	1,000
Additional paid-in capital	1,016,305	-	1,016,305
Accumulated other comprehensive income	84,662	(41,469)	43,193
Retained earnings	1,626,056	41,469	1,667,525
Total shareholder’s equity	2,728,023	-	2,728,023
Total liabilities and shareholder’s equity	$25,391,553	$ -	$25,391,553

Internal Control over Financial Reporting

We have determined that our internal control over financial reporting was ineffective since the inception of our cross currency swaps in June 2004 and continuing until fourth quarter 2005.   We did not maintain effective controls over the accounting for derivatives.  Specifically, our controls were not effective in ensuring the proper designation and documentation of our foreign currency swaps.  This control deficiency resulted in the restatement of the Company’s 2005 first, second, and third quarter unaudited condensed consolidated financial statements.  This control deficiency could result in a misstatement of derivative related income, interest expense, and retained earnings that would cause a material misstatement of the Company’s annual or interim financial statements that would not be prevented or detected.  Accordingly, management has concluded that this control deficiency constitutes a material weakness.  This material weakness existed as of December 31, 2005 and has been remediated in the first quarter of 2006, prior to the filing of this report and our 2005 Annual Report on Form 10-K.  As a result, we will disclose this material weakness, as well as our plan for remediating this weakness, which is being executed in the first quarter of 2006, in our 2005 Annual Report on Form 10-K.

As of the date of this filing, management has taken the following actions to remediate this weakness:

•

Management has established enhanced procedures to be performed by accounting personnel over documentation, evaluation, and classification of new hedge relationships.

•

Management and accounting personnel involved in derivative transactions will perform quarterly reviews of the derivative portfolio to ensure that acceptable methods for measuring hedge effectiveness are utilized.

•

Management will review the effect of new interpretations and accounting changes with respect to the application of hedge accounting on existing significant hedging relationships quarterly.

•

All new hedge accounting policies, strategies, and transactions will be approved by the CFO after consultation with financial management at AIG.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN GENERAL FINANCE, INC.
(Registrant)
Date:	March 24, 2006	By	/s/	Donald R. Breivogel, Jr.
Donald R. Breivogel, Jr.
Senior Vice President and Chief Financial Officer